                                                                    EXHIBIT 99.3

                               AUDITORS' REPORT


To the Shareholders of
Newfoundland Ocean Enterprises Limited


We have audited the consolidated balance sheet of Newfoundland Ocean Enterprises Limited as at March 29, 1997 and March 30, 1996 and the consolidated statements of loss and deficit and cash flow for the fifty-two week periods (1996 -fifty-three week period) ended March 29, 1997, March 30, 1996 and March 25, 1995. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at March 29, 1997 and March 30, 1996 and the results of its operations and cash flow for the fifty-two week periods (1996 - fifty-three week period) ended March 29, 1997, March 30, 1996 and March 25, 1995 in accordance with generally accepted accounting principles.



Marystown, Newfoundland                                DOANE RAYMOND
May 12, 1997                                           Chartered Accountants

                     NEWFOUNDLAND OCEAN ENTERPRISES LIMITED
                  Consolidated Statements of Loss and Deficit
         for the Fifty-two Weeks Ended (1996 - Fifty-Three Weeks Ended)


                                          March 29, 1997   March 30, 1996   March 25, 1995
                                          --------------   --------------   --------------
                                                   (in thousands of U.S. dollars)
Revenue                                         $ 15,492         $ 31,401         $ 53,822
                                                --------         --------         --------
Expenses
   Production costs                               13,203           26,903           58,285
   Selling, general and administrative             4,823           10,842            6,459
   Depreciation and amortization                   1,002            1,076              927
                                                --------         --------         --------
                                                  19,028           38,821           65,671
                                                --------         --------         --------
Operating loss                                    (3,536)          (7,420)         (11,849)

Interest expense                                   2,971            3,053            1,857
Interest subsidy                                  (2,562)          (2,759)          (1,591)
                                                --------         --------         --------
Net loss                                        $ (3,945)        $ (7,714)        $(12,115)
                                                --------         --------         --------

Deficit, beginning of year                      $(39,450)        $(31,736)        $(19,621)
Net loss                                          (3,945)          (7,714)         (12,115)
                                                --------         --------         --------
Deficit, end of year                            $(43,395)        $(39,450)        $(31,736)
                                                --------         --------         --------

        See accompanying notes to the consolidated financial statements.

                     NEWFOUNDLAND OCEAN ENTERPRISES LIMITED
                           Consolidated Balance Sheet


                                         March 29, 1997   March 30, 1996
                                         --------------   --------------
                                          (in thousands of U.S. dollars)
Assets
Current
   Receivables (Note 4)                        $  6,584         $  2,029
   Inventories                                      539              656
   Prepaids                                         358              201
                                               --------         --------
                                                  7,481            2,886
Property and equipment (Note 5)                  45,710           48,094
                                               --------         --------
                                               $ 53,191         $ 50,980
                                               --------         --------
Liabilities
Current
   Bank indebtedness                           $ 48,531         $ 40,940
   Payables and accruals (Note 7)                 5,811            4,659
   Current portion of long term debt                136              436
                                               --------         --------

                                                 54,574           46,035
Long term debt (Note 8)                              96               --
                                               --------         --------
                                                 54,478           46,035
                                               --------         --------
Deferred government assistance                   31,153           33,795
                                               --------         --------

Shareholders' Deficiency
Capital stock (Note 9)                                2                2
Contributed surplus                              10,456           10,456
Foreign exchange adjustment (Note 10)               401              142
Deficit                                         (43,395)         (39,450)
                                               --------         --------
                                                (32,536)         (28,850)
                                               --------         --------
                                               $ 53,191         $ 50,980
                                               --------         --------

Contingent liabilities (Note 15)

On behalf of the Board


------------------------------------- Director -------------------------Director

        See accompanying notes to the consolidated financial statements.

                      NEWFOUNDLAND OCEAN ENTERPRISES LIMITED
                  CONSOLIDATED STATEMENT OF CASH FLOW (Note 11)
          For The Fifty-Two Weeks Ended (1996 - Fifty-Three Weeks Ended)

                                                MARCH 29,   MARCH 30,   MARCH 25,
                                                   1997        1996        1995
                                                ---------   ---------   ---------
                                                 (in thousands of U.S. dollars)
Cash derived from (applied to)
     OPERATING ACTIVITIES
          Net loss                               $ (3,945)   $ (7,714)   $(12,115)
          Depreciation and amortization             1,002       1,076         927
                                                 --------    --------    --------
                                                   (2,943)     (6,638)    (11,188)
          Change in non-cash operating
               working capital (Note 12)           (3,496)     (6,181)     (1,070)
                                                 --------    --------    --------
                                                   (6,439)    (12,819)    (12,258)
                                                 --------    --------    --------
     FINANCING ACTIVITIES
          New long term debt                          283          --          --
          Repayment of long term debt                (487)       (440)       (440)
          Government assistance                                   310       1,269
                                                 --------    --------    --------
                                                     (204)       (130)        829
                                                 --------    --------    --------
     INVESTING ACTIVITIES
          Acquisition of fixed assets              (1,374)       (264)     (2,143)
          Proceeds from sale of fixed assets           15          --          --
                                                 --------    --------    --------
                                                   (1,359)       (264)     (2,143)
                                                 --------    --------    --------
                                                                   --          --
     EFFECT OF EXCHANGE RATE CHANGES                  411        (718)        896
                                                 --------    --------    --------
Net decrease in cash                               (7,591)    (13,931)    (12,676)
Bank indebtedness
     Beginning of year                            (40,940)    (27,009)    (14,333)
                                                 --------    --------    --------
     End of year                                 $(48,531)   $(40,940)   $(27,009)
                                                 ========    ========    ========

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. Dollars)

1. Basis of financial statement presentation

These financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. The Company has incurred significant operating losses during the current and prior fiscal years and has a substantial working capital deficiency.

The Company's continued existence is dependent upon its ability to restore and maintain profitable operations. The Government of Newfoundland and Labrador as the owner of the Company has provided a loan guarantee to finance the losses and working capital deficiency. The government has also provided a performance guarantee for a major contract.

Management believes that the financial support of government will provide for the continuing of the Company as a going concern. Accordingly, these financial statements do not reflect adjustments to the carrying value of assets and liabilities that could be necessary if the going concern assumptions were not appropriate.

2.   Nature of operations

The Company's principal business is to provide ship, offshore drilling rig and industrial fabrication and repair services. Its market is worldwide with a concentration in North America. The Company's services are conducted at its facilities located in Marystown, Newfoundland, Canada.

3.   Summary of significant accounting policies

Basis of presentation

The consolidated financial statements include the accounts of Newfoundland Ocean Enterprises Limited, its wholly-owned subsidiaries Marystown Shipyard Limited and Vinland Industries Limited, and Vinland Industries, A Limited Partnership. They have been prepared in accordance with accounting principles generally accepted in the United States and are also in accordance, in all material respects, with generally accepted accounting principles in Canada. All significant intercompany transactions and accounts have been eliminated.

These consolidated financial statements are presented on the basis of a fifty-two week fiscal period, except for the 1996 fiscal year which is a fifty-three week fiscal period.

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

3.   Summary of significant accounting policies (cont'd)

Income recognition

Revenue from contracts is recognized on the percentage-of-completion method. Under this method, the percentage-of-completion is determined by relating the actual production costs incurred to date on a component basis to the current estimated total production costs for each contract. Until progress on a contract reaches a point where management can determine with reasonable accuracy the estimated final results, revenues are recognized only to the extent of costs incurred. The performance of such contracts may extend over several years and therefore periodic reviews of estimated final revenues and costs are necessary during the term of the contracts. Final contract settlements and periodic reviews may result in revisions to estimated final contract profits or losses which have the effect of including cumulative adjustments to income in the year the revisions are made. Anticipated losses on uncompleted contracts are provided for in full in the year in which the losses become evident.

Production costs

The cost components charged to production are direct labour, material associated with production and overhead costs. Materials purchased specifically for production are charged to production costs when purchase orders are issued.

Inventories

Inventories consist primarily of materials purchased for ship and industrial repair and shipbuilding contracts and are valued at the lower of cost or market (replacement cost or net realizable value).

Depreciation

Depreciation is recorded on a straight-line basis over the estimated useful life of the assets commencing in year following acquisition. The estimated useful life of each major class of asset is as follows:

    Land improvements          28 years
    Buildings                  50 years
    Wharves                    50 years
    Equipment                   5 - 50 years

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

3.   Summary of significant accounting policies (cont'd.)

Government assistance

     FIXED ASSETS

     Government grants relating to the acquisition of fixed assets are recorded as deferred credits and amortized on the same basis as the related assets are depreciated. During the year grants of Nil (1996 - $310,000; 1995 - $1,269,000) received under various government assistance programs were recorded as deferred government assistance.

     During the year amortization of $2,469,000 (1996 - $2,403,000; 1995 -
     $380,000) was recorded as an offset to depreciation expense.

     OPERATIONS

     Government assistance provided for operations is recorded as income. During the year grants totaling $2,562,000 (1996 - $2,759,000; 1995 -
     $1,591,000) were received and recorded as interest subsidy.

Warranty

The estimated cost of warranty is recognized as a component of cost during the performance of the contracts. Adjustments to these estimated costs are recognized in the year in which they become evident.

Use of estimates

In preparing the financial statements, the Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the balance sheet dates and the revenues and expenses for the years then ended. Actual results could differ materially from those estimates.

Fair value of financial instruments

The carrying amount of the Company's financial instruments at March 29, 1997 and March 30, 1996, including accounts receivable, accounts payable and debt, approximate their fair value.

Income taxes

The Company is a crown corporation, wholly owned by the Province of Newfoundland, and as such is exempt from federal and provincial income taxes in accordance with Section 149(1) of the Canadian Income Tax Act.

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

3.   Summary of significant accounting policies (cont'd.)

Foreign currency translation

The Company's operations, which are located in Canada, are considered to be financially and operationally self-sustaining. These operations are translated into United States currency using the current rate method. Under this method assets and liabilities have been translated at exchange rates in effect at the balance sheet dates and revenue and expenses are translated at average exchange rates for the year. Adjustments arising from the translation of the balance sheet are deferred and included as a separate component of shareholders' deficiency.

Recently issued accounting pronouncements

In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general purpose financial statements. This statement requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement is effective for fiscal years beginning after December 15, 1997. Management intends to comply with this standard.

In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information". This statement establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This statement is effective for fiscal years beginning after December 15, 1997. Management intends to comply with this standard.

4.  Receivables

                                             1997     1996
                                           -------  -------
Trade                                       $4,197   $1,266
Allowance for doubtful accounts                174      134
                                            ------   ------
                                             4,023    1,132

Cost and earnings in excess of billings
   on uncompleted contracts                  2,561      897
                                            ------   ------
                                            $6,584   $2,029
                                            ======   ======

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

 5.  Property and equipment

                                                1997       1996
                                            ----------  ----------
                              ACCUMULATED      NET         NET
                     COST     DEPRECIATION  BOOK VALUE  BOOK VALUE
                     ----     ------------  ----------  ----------

Land and land
 improvements        $ 5,042       $   252     $ 4,790     $ 4,854
Buildings             26,356         3,475      22,881      23,718
Wharves               13,756         3,595      10,161      10,652
Equipment             16,357         8,479       7,878       8,870
                     -------       -------     -------     -------
                     $61,511       $15,801     $45,710     $48,094
                     =======       =======     =======     =======

The cost of property and equipment includes assets acquired from MSL Limited, a predecessor company, in 1989 and recorded in the accounts at $29,610,000 being the adjusted carrying value in MSL Limited at the date of acquisition, supported by an appraisal prepared by Seashore Engineering and Associates Limited in November, 1988.


6.  Bank indebtedness

                                    1997      1996
                                  --------  --------
Bank operating credit facility     $47,893   $40,653
Bank overdraft                         638       287
                                   -------   -------
                                   $48,531   $40,940
                                   =======   =======


The Company has in place a bank operating credit facility totaling $48.6 million which was available for borrowing at a year-end interest rate of 4.75% (1996 - 6.75%). The outstanding borrowings at March 29, 1997 totaled $47.9 million, leaving $0.7 million available on the facility at that date. As security for the bank operating credit facility the Company has provided a guarantee of the Government of Newfoundland and Labrador.


7.  Payables and accruals

                               1997     1996
                             -------  -------
Trade payables                $4,127   $3,405
Accruals                       1,505    1,249
Interest accrual                 179        5
                              ------   ------
                              $5,811   $4,659
                              ======   ======

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

8.  Long term debt

                                         1997   1996
                                        -----  -----
Obligation under capital lease          $ 232     --
Bank of Montreal, demand loan repaid
 during the year.                          --  $ 436
                                        -----  -----
                                          232    436
Less:   current portion                   136    436
                                        -----  -----
                                        $  96   $Nil
                                        =====   ====
Principal repayments required in each of the next two years are as follows:

    1998 - $136
    1999 - $ 96

9.  Capital stock

                                            1997   1996
                                           -----  -----
Authorized:
  An unlimited number of common shares of
   no par value
Issued:
  3 shares                                 $   2  $   2
                                           -----  -----

10. Foreign exchange adjustment

                                                 1997    1996
                                                -----  ------
Balance, beginning of year                      $ 142  $ 711
Translation adjustments for the year arising
 from change in foreign exchange rates            259   (569)
                                                -----  -----
Balance, end of year                            $ 401  $ 142
                                                -----  -----

11.  Consolidated statement of cash flow

The Company's cash management process involves drawing on its bank operating credit facility to meet working capital requirements and cash needs, consequently cash balances are not normally maintained. As such, reconciliation of cash flow to the change in bank indebtedness is considered more appropriate in this circumstance.

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

Because the indirect method of preparing the consolidated statement of cash flow has been used, FASB Statement No. 95 requires the following additional disclosure:

                                              1997     1996     1995
                                             -------  -------  -------
Interest paid during the year                 $2,381   $3,219   $1,754

Interest subsidy received during the year     $2,547   $2,775   $1,317


12.  Change in non-cash operating working capital

                           1997       1996        1995
                         ---------  ---------  ----------
Receivables               $(4,654)  $ 15,768    $(13,150)
Inventories                   115       (200)       (263)
Prepaids                     (161)       409         260
Payables and accruals       1,204    (22,158)     12,083
                          -------   --------    --------
                          $(3,496)  $ (6,181)   $ (1,070)
                          -------   --------    --------


13.  Significant customers and collective bargaining agreements

The nature of the fabrication and repair services undertaken by the Company can result in an individual contract representing a large percentage of a fiscal year's revenue. Similarly, total services performed for an individual customer may also comprise a significant portion of a fiscal year's revenue. During the year ended March 29, 1997, the largest individual contract represented 42% of total revenue. During this same fiscal year services performed for three separate customers comprised 45%, 26% and 14% of total revenue.

The non-management employees of the Company are covered under collective bargaining agreements. The current status of these agreements is as follows:

       . International Union of Marine Workers - Local 20 - during 1997 a new five year collective agreement was signed effective from April 1, 1997 to March 31, 2002;

       . Marine Office and Technical Employees Union - Local 29 - during 1997 a new five year collective agreement was signed effective from September 3, 1997 to December 31, 2002; and

       . International Union of Operating Engineers - Local 904 - the collective agreement expired as at March 31, 1997 and has not been renegotiated to date.

14.  Employee benefit plans

The Company provides retirement benefits to employees under two separate group registered retirement savings plan (RRSP) arrangements. These arrangements are effectively defined contribution plans and therefore the Company does not have any obligation with respect to future retirement benefits for employees other than the required annual contribution to the plans.

Newfoundland Ocean Enterprises Limited
Notes to the Consolidated Financial Statements
March 29, 1997
(in thousands of U.S. dollars)

Under these group plans the unionized employees are required to contribute 2% of gross earnings and the non-union employees are required to contribute 3.5% of gross earnings. Both groups may voluntarily contribute any additional amount with no restrictions. For both groups, the Company is required to contribute 4% of the employee's gross earnings plus an additional 1% with respect to any voluntary employee contribution to a total maximum of 5% of gross earnings. For the year ended March 29, 1997 the Company's contributions under both plans totaled $317,000 (1996 - $756,000; 1995 - $731,000).


15.  Contingent liabilities

As of March 29, 1997, there are a number of claims against the Company in varying amounts for which no provision has been made. It is not possible to determine the amounts that may ultimately be assessed against the Company with respect to these claims, but management believes that any such amounts would not have a material impact on the business or financial position of the Company.